EXHIBIT 99.1

Record Q2 Revenues and Consistent Profitability Announced by Zanett - Q2 Revenues up 77% Over Prior Year Period


NEW YORK--(BUSINESS WIRE)--August 17, 2004--Zanett Inc. (NASDAQ: ZANE -
News), a leading technology solutions provider to Global 3000 companies and government agencies today announced financial results for its second quarter. For the three-month period ending June 30, 2004, net revenue grew to $7.5 million, a 77 percent increase over the $4.3 million recorded for the second quarter of 2003. net income for the current quarter was approximately $100,000, on par with net income of approximately $120,000 for the same period last year.

KEY MILESTONES ACHIEVED

David McCarthy, Zanett's CEO, commented, "During the second quarter, Zanett achieved several key milestones: we added a fifth member to the IT Commonwealth, achieved new highs in revenues and set a new high in total client relationships. We are very pleased with our second quarter results, as well as with our outlook. Our powerful Government Solutions Segment is playing an increasingly mission critical role in the burgeoning area of homeland security and national defense, at the same time as our Commercial Solutions Segment is experiencing a resurgence in demand for its vital services.

Our company is executing extremely well. We expect revenues to continue to increase throughout the remainder of 2004 primarily driven by acquisition activities as well as organic growth in both of our business segments."

TREMENDOUS POTENTIAL

"Our second quarter results provide further cooroboration that a dual-pronged and dual segment growth strategy is the correct one for our business," added Jack Rapport, Zanett's CFO. "The downturn in revenues in the Company's Commercial Solutions Segment was offset by increasing demand for IT solutions in the Government Solutions Segment. Meanwhile, we augmented our growth in through acquisition. The addition of Delta Communications Group, a Southern California based communications solutions company in 2003 and INRANGE Consulting Corporation in 2004 added new sources of revenue and new client relationships, the positive impact of which was not only felt in the second quarter, but which holds tremendous future potential."

CONDENSED FINANCIAL RESULTS

The condensed financial statements of the Company as of June 30, 2004 follow. These should be read in conjunction with the accompanying notes included in the Company's 10-QSB filing and the Company's audited financial statements included in its annual report on form 10-KSB filed with the Securities and Exchange Commission.

                             Condensed Consolidated Balance Sheets
                                                              June 30,
                                                                2004          December 31,
                                                             (Unaudited)          2003
                                                            ------------      ------------
Assets
Current assets:
       Cash and cash equivalents                            $  1,889,365      $  2,121,291
       Accounts receivable net of allowance                    4,597,019         3,782,664
         for doubtful accounts of $82,000 and
         $0, respectively
       Unbilled revenue                                          522,963             6,600
       Prepaid expenses and other current assets                 402,314           438,703
                                                            ------------      ------------
              Total current assets                             7,411,661         6,349,258

Property and equipment, net                                      400,647           311,078
Loans receivable                                                 394,614           394,614
Goodwill                                                      17,567,095        16,354,020
Intangibles and long-lived assets, net                           322,500           406,500
Other assets                                                      38,548            37,383
                                                            ------------      ------------
              Total assets                                  $ 26,135,065      $ 23,852,853
                                                            ============      ============

Liabilities and stockholders' equity
Current liabilities:
       Accounts payable                                     $  1,658,943      $  1,367,446
       Accrued expenses                                        1,782,605         1,563,327
       Short-term debt                                                 -           431,667
       Other current liabilities                               2,130,454         1,682,116
       Deferred revenue                                           45,009            98,145
       Deferred income taxes                                      40,056                 -
                                                            ------------      ------------
              Total current liabilities                        5,657,067         5,142,701

Notes payable                                                  6,575,000         6,075,000
Other non-current liabilities                                  1,047,575                 -
Deferred income taxes                                             63,755           253,093
                                                            ------------      ------------
              Total liabilities                               13,343,397        11,470,794
                                                            ------------      ------------
Commitments

Stockholders' equity
       Preferred stock, $0.001 par value; 10,000,000 shares
          authorized; none issued and outstanding                      -                 -
       Common stock, $0.001 par value; 50,000,000 shares
          authorized; 28,310,201 and 28,116,377 shares
          issued and outstanding, respectively                    28,310            28,116
       Additional paid-in capital                             21,400,037        20,843,146
       Treasury stock, at cost; 34,775 and 24,775
          shares, respectively                                   (81,810)          (55,926)
       Notes receivable for stock subscriptions and
          accrued interest                                    (1,868,339)       (1,801,541)
       Deferred compensation                                     (22,456)         (192,943)
       Accumulated deficit                                    (6,664,074)       (6,438,793)
                                                            ------------       -----------
               Total stockholders' equity                     12,791,668        12,382,059
                                                            ------------       -----------

              Total liabilities and stockholders' equity     $26,135,065       $23,852,853
                                                            ============       ===========

                                Condensed Consolidated Statements of Operations
                                                 (Unaudited)

                                                      Three Months Ended June 30,   Six Months Ended June 30,
                                                      ---------------------------   -------------------------
                                                          2004           2003           2004          2003
                                                      -----------    ------------   -----------   -----------
Net revenues                                          $ 7,540,152    $  4,254,920   $13,124,686   $ 7,649,556
                                                      -----------    ------------   -----------   -----------
Operating expenses:
  Costs of net revenues                                 4,953,684       2,472,036     9,010,549     4,707,152
  Selling and marketing                                   568,832         269,936       975,903       608,197
  General and administrative (including non-cash
    compensation and consulting expense of
    $180,117, $19,055, $360,110 and $33,547)            1,707,963       1,189,109     3,213,567     2,136,802
                                                      -----------    ------------   -----------   -----------
    Total operating expenses                            7,230,479       3,931,081    13,200,019     7,452,151
                                                      -----------    ------------   -----------   -----------
       Operating income/(loss)                            309,673         323,839       (75,333)      197,405
                                                      -----------    ------------   -----------   -----------

Other income/(expense):
  Interest income                                          33,507          30,444        77,774        65,956
  Interest expense                                       (207,464)       (182,645)     (412,519)     (364,336)
  Other, net                                               23,010             235        30,773         5,494
                                                      -----------    ------------   -----------   -----------
    Total other expense, net                             (150,947)       (151,966)     (303,972)     (292,886)
                                                      -----------    ------------   -----------   -----------
Income/(loss) before income taxes                         158,726         171,873      (379,305)      (95,481)

Income tax benefit/(provision)                            (61,252)        (54,377)      153,214       (90,671)
                                                      -----------    ------------   -----------   -----------
Net income/(loss)                                     $    97,474    $    117,496   $  (226,091)  $  (186,152)
                                                      ===========    ============   ===========   ===========
Income/(Loss) per share - basic                       $      0.00    $       0.00   $     (0.01)  $     (0.01)
                                                      ===========    ============   ===========   ===========
Income/(Loss) per share - diluted                     $      0.00    $       0.00   $     (0.01)  $     (0.01)
                                                      ===========    ============   ===========   ===========
Weighted average shares outstanding - basic            28,810,990      27,637,234    28,843,433    27,551,430
                                                      ===========    ============   ===========   ===========
Weighted average shares outstanding - diluted          31,443,315      31,269,372    29,899,249    27,551,430
                                                      ===========    ============   ===========   ===========

                        Condensed Consolidated Statements of Cash Flows
                                         (Unaudited)

                                                                   Six Months Ended June 30,
                                                                  ---------------------------
                                                                     2004             2003
                                                                  -----------      ----------
Cash flows from operating activities:
Net loss                                                          $  (226,091)     $ (186,152)
Adjustments to reconcile net loss to net cash used in
     operating activities:
          Depreciation and amortization                               150,059          78,838
          Stock based compensation and services                       360,110          33,547
          Deferred income taxes                                      (149,282)        (17,681)
          Interest expense related to acquisitions                     14,583               -
          Other                                                          (811)         (4,429)
          Changes in:
               Accounts receivable                                    880,003        (946,988)
               Unbilled revenue                                      (516,363)        536,646
               Interest receivable                                    (66,798)        (42,754)
               Prepaid expenses and other current assets               44,723         (74,459)
               Other assets                                            (1,166)         55,346
               Accrued expenses                                       300,027         (87,693)
               Accounts payable                                       291,497         227,144
               Other current liabilities                              270,174               -
               Income taxes payable                                         -         (86,962)
               Deferred revenue                                             -          21,692
                                                                  -----------      ----------
     Net cash provided by/(used in) operating activities            1,350,665        (493,905)
                                                                  -----------      ----------
Cash flows from investing activities:
     Cash paid for acquisitions, net of cash acquired                (681,956)     (1,191,907)
     Cash paid for contingent consideration related
       to acquisitions                                               (827,604)       (253,332)
     Additions to property and equipment                             (116,291)        (15,420)
     Collection of note receivable                                          -         300,000
                                                                  -----------      ----------
     Cash flows used in investing activities                       (1,625,851)     (1,160,659)
                                                                  -----------      ----------
Cash flows from financing activities:
     Issuance of notes payable to related party                       500,000               -
     Issuance of long-term debt                                             -        ,500,000
     Repayments of short-term borrowings                             (431,667)              -
     Purchase of treasury stock                                       (25,884)         (3,320)
     Capital lease payments                                                 -          (9,022)
                                                                  -----------      ----------
     Cash flows provided by financing activities                       42,449       1,487,658
                                                                  -----------      ----------
Net decrease in cash and cash equivalents                            (231,926)       (166,906)
Cash and cash equivalents, beginning of period                      2,121,291       1,402,180
                                                                  -----------      ----------
Cash and cash equivalents, end of period                          $ 1,889,365      $1,235,274
                                                                  ===========      ==========

Supplemental cash flow information:
Income taxes paid                                                 $    51,555      $  212,592
                                                                  ===========      ==========
Interest paid                                                     $   412,515      $  270,996
                                                                  ===========      ==========

About Zanett, Inc. (www.zanett.com)

Zanett is an information technology ("IT") holding company that through its operating subsidiaries provides specialized IT solutions to Fortune 500 caliber and middle market companies, and large Government agencies. Collectively, the operating companies are referred to as the IT
Commonwealth(TM).

Certain statements in this news release regarding future expectations and plans for future activities may be regarded as "forward looking statements" within the meaning of the Securities Litigation Reform Act. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause Zanett, Inc.'s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Zanett, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see Zanett, Inc.'s filings with the Securities and Exchange Commission.


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Contact: Zanett, Inc., New York
     Claudio Guazzoni or David McCarthy
     212/980-4600, corprelations@zanett.com
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